EXHIBIT 10.7
                                                                    ------------



                    THIRD AMENDMENT TO FORBEARANCE AGREEMENT
                    ----------------------------------------

     This Third Amendment to Forbearance Agreement (this "Third Amendment") is entered into as of June 8 2001, by and among Signature Eyewear, Inc. ("SEI") and City National Bank ("CNB").

                                    RECITALS:
                                    ---------

     WHEREAS, SEI and CNB are parties to a certain Forbearance Agreement dated as of December 18, 2000 (hereinafter defined as the "Forbearance Agreement"); and

     WHEREAS, SEI and CNB are parties to a certain Amendment to Forbearance Agreement dated as of February 28, 2001 (hereinafter defined as the "Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Second Amendment to Forbearance Agreement dated as of May 1, 2001 (hereinafter defined as the "Second Amendment"); and

     WHEREAS, SEI has requested that CNB amend certain provisions contained in the Forbearance Agreement as amended by the Amendment and the Second Amendment; and

     WHEREAS, CNB is willing to so amend the Forbearance Agreement in accordance with the terms and conditions hereof; and

     WHEREAS, all initially capitalized terms used but not defined herein shall have the meanings ascribed to them in the Forbearance Agreement, as amended hereby;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     Third Amendment to the Forbearance Agreement.


            a. The Definition of "Forbearance Termination Date" contained in
Section 1.2 of the Forbearance Agreement, as amended by Section 1(a) of the Amendment and Section 1(a) of the Second Amendment, hereby is further amended and restated in its entirety to read as follows:

     "Forbearance Termination Date" means the earlier to occur of (i) the closing of a Transaction; (ii) August 31, 2001, or (iii) the date upon which the Forbearance Default occurs.

            b. Section 4.1 of the Forbearance Agreement, as amended by Section 1(b) of the Amendment and Section 1(b) of the Second Amendment, is hereby amended and restated in its entirety to read as follows:

     4.1. SEI shall continuously exert its best efforts to close a Transaction as promptly as possible. Without limiting the generality of the foregoing, SEI shall circulate draft documentation concerning a Transaction no later than August 15, 2001, and SEI shall have entered into definitive documentation evidencing a transaction on or before August 31, 2001. SEI shall promptly provide to CNB copies of all offers, correspondence or other information received by SEI or its advisors in connection with any discussions respecting a Transaction or any sale of assets outside the ordinary course of SEI's business. SEI shall promptly identify each and every party expressing interest in a Transaction or a purchase of assets of SEI outside the ordinary course of SEI's business and disclose to CNB the terms of any proposal, formal or informal, written or unwritten, respecting a possible Transaction or sale of assets outside the ordinary course of SEI's business. All information, documentation and other materials provided to CNB pursuant to or in connection with this Agreement and relating to a Transaction shall be confidential and shall not be disclosed by CNB to any person or entity, other than (i) any advisor to CNB in connection with such advisor's rendition of services to CNB in respect of SEI's indebtedness to CNB, (ii) under compulsion of legal process, or (iii) in response to legal proceedings initiated by SEI. Any advisor to CNB who receives such confidential information in accordance with the foregoing shall be bound by the obligation and undertaking of CNB to maintain the confidentiality of such information. Any and all documentation evidencing a sale of assets outside the ordinary course of SEI's business shall be in form and substance satisfactory to CNB. The Transaction Documents shall provide for repayment to CNB of the entirety of the Obligations in immediately available funds upon closing of a Transaction and shall be satisfactory to CNB as to the time, place and manner of such repayment.

            c. Section 4.8 of the Forbearance Agreement, as amended by Section 1(c) of the Amendment and Section 1(c) of the Second Amendment, is hereby amended and restated in its entirety to read as follows:

     4.8 From and after entry into this Agreement until a Forbearance Termination Date, all collections, revenues and cash inflows of every kind to SEI shall be applied against the outstanding Revolving Line of Credit each day. Absent a Forbearance Default, CNB will advance the amount permitted under the daily Borrowing Base Certificate such that: (a) the outstanding principal amount of the Obligations shall not exceed $8,104,166.61; and (b) the excess of the outstanding balance of the Borrower's Loan Account over such permitted amount does not exceed $571,162.28 or such other amount (w) as may result from correction of manifest error in data or methodology used in calculation of the foregoing; (x) as may reflect adjustment mutually acceptable to the parties to reflect corrected "cross-aging" of receivables due from Eye

Care of America, Inc.; (y) as CNB may agree to in writing in its sole discretion, provided however, that the dollar amounts set forth in (a) and (b) above shall be reduced by: (i) $150,000 on June 17, 2001; (ii) $250,000 on July 17, 2001; and (iii) $350,000 on August 17, 2001.

            d. Section 4.16 of the Forbearance Agreement is hereby added to read as follows:

     4.16 Unless the Obligations shall have been paid in full on or prior to such date, SEI shall pay to CNB a restructuring fee of $7,500 on July 1, 2001, and $22,500 on August 1, 2001. Such fee shall be fully earned and nonrefundable on such dates.

     2. Conditions Precedent to the Effectiveness of this Third Amendment. The effectiveness of this Third Amendment is subject to the fulfillment, to the satisfaction of CNB and its counsel, of the following conditions:

            a. The representations and warranties in this Third Amendment, the Second Amendment, the Amendment and the Forbearance Agreement as amended by the Amendment, the Second Amendment and this Third Amendment shall be true and correct in all material respects on and as of the date hereof, as though made on such date.

     3.     Miscellaneous.

            a. Headings. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

            b. Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            c. Counterparts. This Third Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            d. Continued Effectiveness. The terms of the Loan Agreement and of each of the other Loan Documents remain unchanged, and all such Loan Documents shall remain in full force and effect and are hereby confirmed and ratified.

            e. No Novation. This Third Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents or, except as expressly provided herein, a waiver by CNB of any of its rights and remedies under the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents at law or in equity.

            f. Reaffirmation. SEI hereby reaffirms each and every covenant, condition, obligation, and provision set forth in the Loan Documents.

            g. Construction. SEI acknowledges that it has been represented by its own legal counsel in connection with the Loan Documents, the Forbearance Agreement, the

Amendment, the Second Amendment and this Third Amendment, that it has exercised independent judgment with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment and this Third Amendment, and that it has not relied on CNB or on their counsel for any advice with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment or this Third Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the date set forth above, by the respective duly authorized officers.

                                          SIGNATURE EYEWEAR, INC., a California
                                          Corporation

                                          By:
                                             -----------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                                --------------------------------

                                          CITY NATIONAL BANK, a national banking
                                          association

                                          By:
                                             -----------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                                --------------------------------

                    FOURTH AMENDMENT TO FORBEARANCE AGREEMENT
                    -----------------------------------------

            This Fourth Amendment to Forbearance Agreement (this "Fourth Amendment") is entered into as of August 22, 2001, by and among Signature Eyewear, Inc. ("SEI") and City National Bank ("CNB").

                                    RECITALS:
                                    ---------

     WHEREAS, SEI and CNB are parties to a certain Forbearance Agreement dated as of December 18, 2000 (hereinafter defined as the "Forbearance Agreement"); and

     WHEREAS, SEI and CNB are parties to a certain Amendment to Forbearance Agreement dated as of February 28, 2001 (the "Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Second Amendment to Forbearance Agreement dated as of May 1, 2001 (the "Second Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Third Amendment to Forbearance Agreement dated as of June 8, 2001 (the "Third Amendment'); and

     WHEREAS, SEI has requested that CNB amend certain provisions contained in the Forbearance Agreement as amended by the Amendment, the Second Amendment, and the Third Amendment; and

     WHEREAS, CNB is willing to so amend the Forbearance Agreement in accordance with the terms and conditions hereof; and

     WHEREAS, all initially capitalized terms used but not defined herein shall have the meanings ascribed to them in the Forbearance Agreement, as amended hereby;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     Fourth Amendment to the Forbearance Agreement.

            a. The Definition of "Forbearance Termination Date" contained in
Section 1.2 of the Forbearance Agreement, as amended by Section 1(a) of the Amendment, Section 1(a) of the Second Amendment, and Section 1(a) of the Third Amendment hereby is further amended and restated in its entirety to read as follows:

     "Forbearance Termination Date" means the earlier to occur of (i) the closing of a Transaction; (ii) October 31, 2001, or (iii) the date upon which the Forbearance Default occurs.

            b. Section 4.1 of the Forbearance Agreement, as amended by Section 1(b) of the Amendment, Section 1(b) of the Second Amendment, and Section 1(b) of the Third Amendment is hereby amended and restated in its entirety to read as follows:

            4.1. SEI shall continuously exert its best efforts to close a Transaction as promptly as possible. Without limiting the generality of the foregoing, SEI shall circulate draft documentation concerning a Transaction no later than October 15, 2001, and SEI shall have entered into definitive documentation evidencing a transaction on or before October 31, 2001. SEI shall promptly provide to CNB copies of all offers, correspondence or other information received by SEI or its advisors in connection with any discussions respecting a Transaction or any sale of assets outside the ordinary course of SEI's business. SEI shall promptly identify each and every party expressing interest in a Transaction or a purchase of assets of SEI outside the ordinary course of SEI's business and disclose to CNB the terms of any proposal, formal or informal, written or unwritten, respecting a possible Transaction or sale of assets outside the ordinary course of SEI's business. All information, documentation and other materials provided to CNB pursuant to or in connection with this Agreement and relating to a Transaction shall be confidential and shall not be disclosed by CNB to any person or entity, other than (i) any advisor to CNB in connection with such advisor's rendition of services to CNB in respect of SEI's indebtedness to CNB,
(ii) under compulsion of legal process, or (iii) in response to legal proceedings initiated by SEI. Any advisor to CNB who receives such confidential information in accordance with the foregoing shall be bound by the obligation and undertaking of CNB to maintain the confidentiality of such information. Any and all documentation evidencing a sale of assets outside the ordinary course of SEI's business shall be in form and substance satisfactory to CNB. The Transaction Documents shall provide for repayment to CNB of the entirety of the Obligations in immediately available funds upon closing of a Transaction and shall be satisfactory to CNB as to the time, place and manner of such repayment.

            c. Section 4.8 of the Forbearance Agreement, as amended by Section 1(c) of the Amendment, Section 1(c) of the Second Amendment, and Section 1(c) of the Third Amendment is hereby amended and restated in its entirety to read as follows:

     4.8 From and after entry into this Agreement until a Forbearance Termination Date, all collections, revenues and cash inflows of every kind to SEI shall be applied against the outstanding Revolving Line of Credit each day. Absent a Forbearance Default, CNB will advance the amount permitted under the daily Borrowing Base Certificate such that the outstanding principal amount of the Obligations shall not exceed $7,354,199.61; provided however, that the dollar amounts set forth above shall be reduced by: (i) $350,000 on September 17, 2001; and (ii) $350,000 on October 17, 2001; and provided further, however, that the inventory advance rate used to calculate the Borrowing Base and the amount permitted to be advanced under the Borrowing Base Certificate shall be
(x) 32% from and after September 17,

2001 to and including October 16, 2001; and (y) 27% from and after October 17, 2001, rather than the inventory advance rate of 35% set forth in Section 1.6.1(b) of the Loan Agreement.

            d. Section 4.17 of the Forbearance Agreement is hereby added to read as follows:

     4.17 Promptly upon execution of the Fourth Amendment hereto, SEI shall pay to CNB a restructuring fee of $50,000. Such fee shall be fully earned and nonrefundable, provided, however, that upon payment in full of the Obligations prior to the Forbearance Termination Date, CNB shall rebate to SEI a portion of such fee equal to the lesser of (x) $25,000, and (y) $833.33 times the number of calendar days between but excluding the date of such payment in full and October 31, 2001.

     2. Conditions Precedent to the Effectiveness of this Fourth Amendment. The effectiveness of this Third Amendment is subject to the fulfillment, to the satisfaction of CNB and its counsel, of the following conditions:

            a. The representations and warranties in this Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment and the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment shall be true and correct in all material respects on and as of the date hereof, as though made on such date.

     3.     Miscellaneous.

            a. Headings. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

            b. Governing Law. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            c. Counterparts. This Fourth Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            d. Continued Effectiveness. The terms of the Loan Agreement and of each of the other Loan Documents remain unchanged, and all such Loan Documents shall remain in full force and effect and are hereby confirmed and ratified.

            e. No Novation. This Fourth Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents or, except as expressly provided herein, a waiver by CNB of any of its rights and remedies under the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents at law or in equity.

            f. Reaffirmation. SEI hereby reaffirms each and every covenant, condition, obligation, and provision set forth in the Loan Documents.

            g. Construction. SEI acknowledges that it has been represented by its own legal counsel in connection with the Loan Documents, the Forbearance Agreement, the

Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment that it has exercised independent judgment with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment, and that it has not relied on CNB or on their counsel for any advice with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed as of the date set forth above, by the respective duly authorized officers.

                                          SIGNATURE EYEWEAR, INC., a California
                                          Corporation

                                          By:
                                             -----------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                                --------------------------------

                                          CITY NATIONAL BANK, a national banking
                                          association

                                          By:
                                             -----------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                                --------------------------------

                    FIFTH AMENDMENT TO FORBEARANCE AGREEMENT
                    ----------------------------------------

     This Fifth Amendment to Forbearance Agreement (this "Fifth Amendment") is entered into as of October 22, 2001, by and among Signature Eyewear, Inc. ("SEI") and City National Bank ("CNB").

                                    RECITALS:
                                    ---------

     WHEREAS, SEI and CNB are parties to a certain Forbearance Agreement dated as of December 18, 2000 (hereinafter defined as the "Forbearance Agreement"); and

     WHEREAS, SEI and CNB are parties to a certain Amendment to Forbearance Agreement dated as of February 28, 2001 (the "Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Second Amendment to Forbearance Agreement dated as of May 1, 2001 (the "Second Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Third Amendment to Forbearance Agreement dated as of June 8, 2001 (the "Third Amendment'); and

     WHEREAS, SEI and CNB are parties to a certain Fourth Amendment to Forbearance Agreement dated as of August 22, 2001 (the "Fourth Amendment"); and

     WHEREAS, SEI has requested that CNB amend certain provisions contained in the Forbearance Agreement as amended by the Amendment, the Second Amendment, and the Third Amendment; and

     WHEREAS, CNB is willing to so amend the Forbearance Agreement in accordance with the terms and conditions hereof; and

     WHEREAS, all initially capitalized terms used but not defined herein shall have the meanings ascribed to them in the Forbearance Agreement, as amended hereby;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     Fifth Amendment to the Forbearance Agreement.

            a. The Definition of "Forbearance Termination Date" contained in
Section 1.2 of the Forbearance Agreement, as amended by Section 1(a) of the Amendment, Section 1(a) of the Second Amendment, Section 1(a) of the Third Amendment hereby and Section 1(a) of the Fourth Amendment is further amended and restated in its entirety to read as follows:

     "Forbearance Termination Date" means the earlier to occur of (i) the closing of a Transaction; (ii) December 17, 2001, or (iii) the date upon which the Forbearance Default occurs.

            b. Section 4.1 of the Forbearance Agreement, as amended by Section 1(b) of the Amendment, Section 1(b) of the Second Amendment, Section 1(b) of the Third Amendment and Section 1(b) of the Fourth Amendment is hereby amended and restated in its entirety to read as follows:

            4.1. SEI shall continuously exert its best efforts to close a Transaction as promptly as possible. Without limiting the generality of the foregoing, SEI shall circulate draft documentation concerning a Transaction no later than November 15, 2001, and SEI shall have entered into definitive documentation evidencing a transaction on or before November 30, 2001. SEI shall promptly provide to CNB copies of all offers, correspondence or other information received by SEI or its advisors in connection with any discussions respecting a Transaction or any sale of assets outside the ordinary course of SEI's business. SEI shall promptly identify each and every party expressing interest in a Transaction or a purchase of assets of SEI outside the ordinary course of SEI's business and disclose to CNB the terms of any proposal, formal or informal, written or unwritten, respecting a possible Transaction or sale of assets outside the ordinary course of SEI's business. All information, documentation and other materials provided to CNB pursuant to or in connection with this Agreement and relating to a Transaction shall be confidential and shall not be disclosed by CNB to any person or entity, other than (i) any advisor to CNB in connection with such advisor's rendition of services to CNB in respect of SEI's indebtedness to CNB, (ii) under compulsion of legal process, or
(iii) in response to legal proceedings initiated by SEI. Any advisor to CNB who receives such confidential information in accordance with the foregoing shall be bound by the obligation and undertaking of CNB to maintain the confidentiality of such information. Any and all documentation evidencing a sale of assets outside the ordinary course of SEI's business shall be in form and substance satisfactory to CNB. The Transaction Documents shall provide for repayment to CNB of the entirety of the Obligations in immediately available funds upon closing of a Transaction and shall be satisfactory to CNB as to the time, place and manner of such repayment.

            c. Section 4.8 of the Forbearance Agreement, as amended by Section 1(c) of the Amendment, Section 1(c) of the Second Amendment, Section 1(c) of the Third Amendment and Section 1(c) of the Fourth Amendment is hereby amended and restated in its entirety to read as follows:

     4.8 From and after entry into this Agreement until a Forbearance Termination Date, all collections, revenues and cash inflows of every kind to SEI shall be applied against the outstanding Revolving Line of Credit each day. Absent a Forbearance Default, CNB will advance the amount permitted under the daily Borrowing Base Certificate such that the outstanding principal amount of the Obligations shall not exceed $7,004,199.61; provided however, that the dollar amounts set forth above shall be reduced by: (i) $175,000 on October 22, 2001; (ii) $100,000 on November 2, 2001; and (iii) $200,000 on November 26, 2001; and provided further, however, that the inventory advance rate used to calculate the Borrowing Base and the amount permitted to be advanced under the Borrowing Base Certificate shall be
(x) 30% from and after October 22, 2001 to and including November 25, 2001; and
(y) 27% from and after November 26, 2001; rather than the inventory advance rate of 35% set forth in Section 1.6.1(b) of the Loan Agreement.

            d. Section 4.17 of the Forbearance Agreement is hereby added to read as follows:

     4.17 SEI shall pay to CNB a restructuring fee totaling $38,709.68, which fee shall be comprised of the following payments: (x) $10,000 on November 5, 2001; (y) $15,000 on November 19, 2001; and (z) $13,709.68 on December 1, 2001.
The payments in subparagraph (x) and (y) shall be fully earned and nonrefundable upon execution of this Fifth Amendment, and the payment in subparagraph (z) shall be fully earned and non-refundable if the Obligations have not been paid in full prior to December 1, 2001.

     2. Conditions Precedent to the Effectiveness of this Fifth Amendment. The effectiveness of this Fifth Amendment is subject to the fulfillment, to the satisfaction of CNB and its counsel, of the following conditions:

            a. The representations and warranties in this Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment and the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and this Fifth Amendment shall be true and correct in all material respects on and as of the date hereof, as though made on such date.

     3.     Miscellaneous.

            a. Headings. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose.

            b. Governing Law. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            c. Counterparts. This Fifth Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            d. Continued Effectiveness. The terms of the Loan Agreement and of each of the other Loan Documents remain unchanged, and all such Loan Documents shall remain in full force and effect and are hereby confirmed and ratified.

            e. No Novation. This Fifth Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents or, except as expressly provided herein, a waiver by CNB of any of its rights and remedies under the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents at law or in equity.

            f. Reaffirmation. SEI hereby reaffirms each and every covenant, condition, obligation, and provision set forth in the Loan Documents.

            g. Construction. SEI acknowledges that it has been represented by its own legal counsel in connection with the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and this Fifth Amendment that it has exercised independent judgment with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and this Fifth Amendment, and that it has not relied on CNB or on their counsel for any advice with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and this Fifth Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed as of the date set forth above, by the respective duly authorized officers.

                                          SIGNATURE EYEWEAR, INC., a California
                                          Corporation

                                          By:
                                             -----------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                                --------------------------------

                                          CITY NATIONAL BANK, a national banking
                                          association

                                          By:
                                             -----------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                                --------------------------------

                    SIXTH AMENDMENT TO FORBEARANCE AGREEMENT
                    ----------------------------------------

     This Sixth Amendment to Forbearance Agreement (this "Sixth Amendment") is entered into as of December 14, 2001, by and among Signature Eyewear, Inc. ("SEI") and City National Bank ("CNB").

                                    RECITALS:
                                    ---------

     WHEREAS, SEI and CNB are parties to a certain Forbearance Agreement dated as of December 18, 2000 (hereinafter defined as the "Forbearance Agreement"); and

     WHEREAS, SEI and CNB are parties to a certain Amendment to Forbearance Agreement dated as of February 28, 2001 (the "Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Second Amendment to Forbearance Agreement dated as of May 1, 2001 (the "Second Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Third Amendment to Forbearance Agreement dated as of June 8, 2001 (the "Third Amendment'); and

     WHEREAS, SEI and CNB are parties to a certain Fourth Amendment to Forbearance Agreement dated as of August 22, 2001 (the "Fourth Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Fifth Amendment to Forbearance Agreement dated as of October 22, 2001 (the "Fifth Amendment"); and

     WHEREAS, SEI has requested that CNB amend certain provisions contained in the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment; and

     WHEREAS, CNB is willing to so amend the Forbearance Agreement in accordance with the terms and conditions hereof; and

     WHEREAS, all initially capitalized terms used but not defined herein shall have the meanings ascribed to them in the Forbearance Agreement, as amended hereby;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     Sixth Amendment to the Forbearance Agreement.

            a. The Definition of "Forbearance Default" contained in Section 1.2 of the Forbearance Agreement is hereby amended and restated in its entirety to read as follows:

     "Forbearance Default" means (i) any occurrence of events which constituted an Event of Default other than the Existing Defaults, including, without limitation, any reoccurrence of events which constituted an Existing Default, other than an Event of Default arising from (a) breach of the representation and warranty under Section 5.5 of the Loan Agreement by reason of (x) litigation pending and disclosed to CNB prior to the date of this Agreement or (y) litigation commenced against SEI on or after the date hereof which is dismissed within thirty (30) days of its commencement; or (b) breach of the covenants contained in Sections 6.2.2., 6.2.3, or 6.10 of the Loan Agreement; (ii) the failure of SEI to comply with any term, condition or covenant set forth in this Agreement; (iii) if any representation made by SEI, under or in connection with this Agreement shall prove to be false as of the date when made; (iv) the filing of any petition (voluntary or involuntary) under the insolvency or bankruptcy laws of the United States or any state with respect to SEI; (v) any occurrence of events which, in the reasonable judgment of CNB, shall have resulted or may result in a material adverse change in the business, condition (financial or other), income, operations or prospects of SEI or materially impair the contemplated benefits of a Transaction to CNB; (vi) if there shall have been instituted or pending any action, proceeding, claim or counterclaim by any government or governmental, regulatory or administrative agency or authority or tribunal or any other person, domestic or foreign, or before any court, authority, agency or tribunal that, in the reasonable judgment of CNB, materially and adversely affects the business, condition (financial or other), income, operations or prospects of SEI or materially impairs the contemplated benefits of a Transaction to CNB; (vii) SEI shall default under any agreement among the documentation for a Transaction; or (viii) if SEI shall determine not to pursue a Transaction or shall determine to pursue a Transaction which does not contemplate payment in full of the Obligations at closing.

            b. The Definition of "Forbearance Termination Date" contained in
Section 1.2 of the Forbearance Agreement, as amended by Section 1(a) of the Amendment, Section 1(a) of the Second Amendment, Section 1(a) of the Third Amendment, Section 1(a) of the Fourth Amendment and Section 1(a) of the Fifth Amendment is hereby further amended and restated in its entirety to read as follows:

     "Forbearance Termination Date" means the earlier to occur of (i) the closing of a Transaction; (ii) March 15, 2002, or (iii) the date upon which the Forbearance Default occurs.

            c. Section 4.1 of the Forbearance Agreement, as amended by Section 1(b) of the Amendment, Section 1(b) of the Second Amendment, Section 1(b) of the Third Amendment, Section 1(b) of the Fourth Amendment and Section 1(b) of the Fifth Amendment is hereby amended and restated in its entirety to read as follows:

     4.1. SEI shall continuously exert its best efforts to close a Transaction as promptly as possible, but in no event later thanMarch 15, 2002. Without limiting the generality of the foregoing, SEI shall enter into definitive documentation evidencing a Transaction not later than December 19, 2001.

            d. Section 4.8 of the Forbearance Agreement, as amended by Section 1(c) of the Amendment, Section 1(c) of the Second Amendment, Section 1(c) of the Third Amendment, Section 1(c) of the Fourth Amendment and Section 1(c) of the Fifth Amendment is hereby amended and restated in its entirety to read as follows:

     4.8 From and after entry into this Agreement until a Forbearance Termination Date, all collections, revenues and cash inflows of every kind to SEI shall be applied against the outstanding Revolving Line of Credit each day. Absent a Forbearance Default, CNB will advance the amount permitted under the daily Borrowing Base Certificate such that the outstanding principal amount of the Obligations shall not exceed $6,800,000; provided however, that the inventory advance rate used to calculate the Borrowing Base and the amount permitted to be advanced under the Borrowing Base Certificate shall be 33% from and after December 14, 2001; rather than the inventory advance rate of 35% set forth in Section 1.6.1(b) of the Loan Agreement.

            e. Section 4.17 of the Forbearance Agreement is hereby added to read as follows:

     4.17 SEI shall pay to CNB a restructuring fee totaling $75,000, which fee shall be comprised of the following payments: (x) $25,000 on December 14, 2001;
(y) $25,000 on January 15, 2002; and (z) $25,000 on February 15, 2002. The
payment in subparagraph (x) shall be fully earned and nonrefundable upon execution of this Sixth Amendment, and the payments in subparagraph (y) and (z) shall be fully earned and non-refundable if the Obligations have not been paid in full prior to the date on which each respective payment is due.

     2. Conditions Precedent to the Effectiveness of this Sixth Amendment. The effectiveness of this Sixth Amendment is subject to the fulfillment, to the satisfaction of CNB and its counsel, of the following conditions:

            a. The representations and warranties in this Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment and the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and this Sixth Amendment shall be true and correct in all material respects on and as of the date hereof, as though made on such date.

            b. Promptly, but in no event later thanDecember 21, 2001, Moulin International holdings, LTD. ("Moulin") shall secure, from a financial institution acceptable to CNB, a letter of credit in the amount of (x) $1,000,000 for the period December 14, 2001 through January 31, 2002, and (y) $2,000,000 for the period February 1, 2002 to March 22, 2002, for the benefit of CNB (the "LC"), which shall provide for the immediate draw by CNB of the full amount of the LC upon the occurrence of a Forbearance Default, and otherwise be in form and substance satisfactory to CNB and its counsel.

     3.     Miscellaneous.

            a. Headings. Section headings in this Sixth Amendment are included herein for convenience of reference only and shall not constitute a part of this Sixth Amendment for any other purpose.

            b. Governing Law. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            c. Counterparts. This Sixth Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            d. Continued Effectiveness. The terms of the Loan Agreement and of each of the other Loan Documents remain unchanged, and all such Loan Documents shall remain in full force and effect and are hereby confirmed and ratified.

            e. No Novation. This Sixth Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents or, except as expressly provided herein, a waiver by CNB of any of its rights and remedies under the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents at law or in equity.

            f. Reaffirmation. SEI hereby reaffirms each and every covenant, condition, obligation, and provision set forth in the Loan Documents.

            g. Construction. SEI acknowledges that it has been represented by its own legal counsel in connection with the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and this Sixth Amendment, that it has exercised independent judgment with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and this Sixth Amendment, and that it has not relied on CNB or on their counsel for any advice with respect to the Loan Documents, the Forbearance Agreement, the

Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment or this Sixth Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed as of the date set forth above, by the respective duly authorized officers.

                                          SIGNATURE EYEWEAR, INC., a California
                                          Corporation

                                          By:
                                             -----------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                                --------------------------------

                                          CITY NATIONAL BANK, a national banking
                                          association

                                          By:
                                             -----------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                                --------------------------------

              SUPERSEDING SIXTH AMENDMENT TO FORBEARANCE AGREEMENT
              ----------------------------------------------------

     This Superseding Sixth Amendment to Forbearance Agreement (this "Superseding Sixth Amendment") is entered into as of January 28, 2002, by and among Signature Eyewear, Inc. ("SEI") and City National Bank ("CNB").

                                   RECITALS:
                                   ---------

     WHEREAS, SEI and CNB are parties to a certain Forbearance Agreement dated as of December 18, 2000 (hereinafter defined as the "Forbearance Agreement"); and

     WHEREAS, SEI and CNB are parties to a certain Amendment to Forbearance Agreement dated as of February 28, 2001 (the "Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Second Amendment to Forbearance Agreement dated as of May 1, 2001 (the "Second Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Third Amendment to Forbearance Agreement dated as of June 8, 2001 (the "Third Amendment'); and

     WHEREAS, SEI and CNB are parties to a certain Fourth Amendment to Forbearance Agreement dated as of August 22, 2001 (the "Fourth Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Fifth Amendment to Forbearance Agreement dated as of October 22, 2001 (the "Fifth Amendment"); and

     WHEREAS, SEI and CNB entered into a certain Sixth Amendment to Forbearance Agreement dated as of December 14, 2001 (the "Sixth Amendment"), which amendment is without force or effect by reason of the failure of one or more express conditions precedent to its effectiveness; and

     WHEREAS, the Sixth Amendment is superseded by this Superseding Sixth Amendment; and

     WHEREAS, SEI has requested that CNB amend certain provisions contained in the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, and the Fifth Amendment; and

     WHEREAS, CNB is willing to so amend the Forbearance Agreement in accordance with the terms and conditions hereof; and

     WHEREAS, all initially capitalized terms used but not defined herein shall have the meanings ascribed to them in the Forbearance Agreement, as amended hereby;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     Superseding Sixth Amendment to the Forbearance Agreement.

            a. The Definition of "Forbearance Termination Date" contained in
Section 1.2 of the Forbearance Agreement, as amended by Section 1(a) of the Amendment, Section 1(a) of the Second Amendment, Section 1(a) of the Third Amendment, Section 1(a) of the Fourth Amendment and Section 1(a) of the Fifth Amendment is hereby further amended and restated in its entirety to read as follows:

     "Forbearance Termination Date" means the earlier to occur of (i) the closing of a Transaction; (ii) March 15, 2002, or (iii) the date upon which the Forbearance Default occurs.

            b. The Definition of "License Sale" is hereby added to read as follows: "License Sale" means the transfer of one or more intellectual property licenses, and all inventory related thereto, to a third party for cash sufficient in amount to repay the Obligations in full at the closing thereof.

            c. The Definition of "License Sale Documents" is hereby added to read as follows:

     "License Sale Documents" means all documentation evidencing or effectuating the License Sale.

            d. Section 4.1 of the Forbearance Agreement, as amended by Section 1(b) of the Amendment, Section 1(b) of the Second Amendment, Section 1(b) of the Third Amendment, Section 1(b) of the Fourth Amendment and Section 1(b) of the Fifth Amendment is hereby amended and restated in its entirety to read as follows:

     4.1. SEI shall continuously exert its best efforts to close a Transaction or License Sale as promptly as possible, but in no event later than March 15, 2002. Without limiting the generality of the foregoing, SEI shall circulate draft documentation concerning a Transaction or a License Sale no later than February 15, 2002, and SEI shall have entered into definitive documentation evidencing a Transaction or a License Sale on or before February 28, 2002. SEI shall promptly provide to CNB copies of all offers, correspondence or other information received by SEI or its advisors in connection with any discussions respecting a Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business. SEI shall promptly identify each and every party expressing interest in a Transaction, License Sale or any other purchase of assets of SEI outside the ordinary course of SEI's business and disclose to CNB the terms of any proposal, formal or informal, written or unwritten, respecting a possible Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business. All information, documentation and other materials provided to CNB pursuant to or in connection with this Agreement and relating to a Transaction, License Sale or any other sale of assets outside the ordinary course of SEI"s business shall be confidential and shall not be disclosed by CNB to any person or entity, other than (i) any advisor to CNB in connection with such advisor's rendition of services to CNB in respect of SEI's indebtedness to CNB, (ii) under compulsion of legal process, or (iii) in response to legal proceedings initiated by SEI. Any advisor to CNB who receives such confidential information in accordance with the foregoing shall be bound by the obligation and undertaking of CNB to maintain the confidentiality of such information. Any and all documentation evidencing a Transaction, License Sale or sale of assets outside the ordinary course of SEI's business shall be in form and substance satisfactory to CNB. The Transaction Documents and License Sale Documents shall provide for repayment to CNB of the entirety of the Obligations in immediately available funds upon closing of a Transaction or License Sale, respectively, and shall be satisfactory to CNB as to the time, place and manner of such repayment.

            e. Section 4.8 of the Forbearance Agreement, as amended by Section 1(c) of the Amendment, Section 1(c) of the Second Amendment, Section 1(c) of the Third Amendment, Section 1(c) of the Fourth Amendment and Section 1(c) of the Fifth Amendment is hereby amended and restated in its entirety to read as follows:

     4.8 From and after entry into this Agreement until a Forbearance Termination Date, all collections, revenues and cash inflows of every kind to SEI shall be applied against the outstanding Revolving Line of Credit each day. Absent a Forbearance Default, CNB will advance the amount permitted under the daily Borrowing Base Certificate such that the outstanding principal amount of the Obligations shall not exceed $6,000,000; provided however, that dollar amounts set forth above shall be reduced by $250,000 on February 20, 2002; and provided further, however, that the inventory advance rate used to calculate the Borrowing Base and the amount permitted to be advanced under the Borrowing Base Certificate shall be (i) 32% from and after January 28, 2002, to and including February 19, 2002; and (ii) 30% from and after February 20, 2002, rather than the inventory advance rate of 35% set forth in Section 1.6.1(b) of the Loan Agreement.

            f. Section 4.17 of the Forbearance Agreement is hereby added to read as follows:

     4.17 Promptly upon execution of this Superseding Sixth Amendment, SEI shall pay to CNB a restructuring fee of $75,000, less the amount of $25,000 already paid to CNB in connection with the Sixth Amendment, which fee shall be fully earned and nonrefundable upon receipt and payable as follows: (x) $25,000 promptly upon execution of this Superseding Sixth Amendment; and (y) $25,000 on February 20, 2002.

     2. Conditions Precedent to the Effectiveness of this Superseding Sixth Amendment. The effectiveness of this Superseding Sixth Amendment is subject to the fulfillment, to the satisfaction of CNB and its counsel, of the following conditions:

            a. The representations and warranties in this Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment and the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and this Superseding Sixth Amendment shall be true and correct in all material respects on and as of the date hereof, as though made on such date.

     3.     Miscellaneous.

            a. Headings. Section headings in this Superseding Sixth Amendment are included herein for convenience of reference only and shall not constitute a part of this Superseding Sixth Amendment for any other purpose.

            b. Governing Law. THIS SUPERSEDING SIXTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            c. Counterparts. This Superseding Sixth Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            d. Continued Effectiveness. The terms of the Loan Agreement and of each of the other Loan Documents remain unchanged, and all such Loan Documents shall remain in full force and effect and are hereby confirmed and ratified.

            e. No Novation. This Superseding Sixth Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents or, except as expressly provided herein, a waiver by CNB of any of its rights and remedies under the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents at law or in equity.

            f. Reaffirmation. SEI hereby reaffirms each and every covenant, condition, obligation, and provision set forth in the Loan Documents.

            g. Construction. SEI acknowledges that it has been represented by its own legal counsel in connection with the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and this Superseding Sixth Amendment, that it has exercised independent judgment with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and this Superseding Sixth Amendment, and that it has not relied on CNB or on their counsel for any advice with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment or this Superseding Sixth Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Superseding Sixth Amendment to be executed as of the date set forth above, by the respective duly authorized officers.

                                          SIGNATURE EYEWEAR, INC., a California
                                          Corporation

                                          By:
                                             -----------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                                --------------------------------

                                          CITY NATIONAL BANK, a national banking
                                          association

                                          By:
                                             -----------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                                --------------------------------

                   SEVENTH AMENDMENT TO FORBEARANCE AGREEMENT
                   ------------------------------------------

     This Seventh Amendment to Forbearance Agreement (this "Seventh Amendment") is entered into as of March 15, 2002, by and among Signature Eyewear, Inc. ("SEI") and City National Bank ("CNB").

                                    RECITALS:
                                    ---------

     WHEREAS, SEI and CNB are parties to a certain Forbearance Agreement dated as of December 18, 2000 (the "Forbearance Agreement"); and

     WHEREAS, SEI and CNB are parties to a certain Amendment to Forbearance Agreement dated as of February 28, 2001 (the "Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Second Amendment to Forbearance Agreement dated as of May 1, 2001 (the "Second Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Third Amendment to Forbearance Agreement dated as of June 8, 2001 (the "Third Amendment'); and

     WHEREAS, SEI and CNB are parties to a certain Fourth Amendment to Forbearance Agreement dated as of August 22, 2001 (the "Fourth Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Fifth Amendment to Forbearance Agreement dated as of October 22, 2001 (the "Fifth Amendment"); and

     WHEREAS, SEI and CNB entered into a certain Sixth Amendment to Forbearance Agreement dated as of December 14, 2001 (the "Sixth Amendment"), which amendment is without force or effect by reason of the failure of one or more express conditions precedent to its effectiveness; and

     WHEREAS, SEI and CNB are parties to a certain Superseding Sixth Amendment to Forbearance Agreement dated as of January 28, 2002 (the "Superseding Sixth Amendment"); and

     WHEREAS, SEI has requested that CNB amend certain provisions contained in the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and the Superseding Sixth Amendment; and

     WHEREAS, CNB is willing to so amend the Forbearance Agreement in accordance with the terms and conditions hereof; and

     WHEREAS, all initially capitalized terms used but not defined herein shall have the meanings ascribed to them in the Forbearance Agreement, as amended;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     SEVENTH AMENDMENT TO THE FORBEARANCE AGREEMENT.

            a. The Definition of "Forbearance Termination Date" contained in
Section 1.2 of the Forbearance Agreement, as amended by Section 1(a) of the Amendment, Section 1(a) of the Second Amendment, Section 1(a) of the Third Amendment, Section 1(a) of the Fourth Amendment, Section 1(a) of the Fifth Amendment and Section 1(a) of the Superseding Sixth Amendment is hereby further amended and restated in its entirety to read as follows:

     "Forbearance Termination Date" means the earlier to occur of (i) the closing of a Transaction; (ii) March 29, 2002, or (iii) the date upon which the Forbearance Default occurs.

            b. Section 4.1 of the Forbearance Agreement, as amended by Section 1(b) of the Amendment, Section 1(b) of the Second Amendment, Section 1(b) of the Third Amendment, Section 1(b) of the Fourth Amendment, Section 1(b) of the Fifth Amendment and Section 1(d) of the Superseding Sixth Amendment is hereby amended and restated in its entirety to read as follows:

     4.1. SEI shall continuously exert its best efforts to close a Transaction or License Sale as promptly as possible, but in no event later than March 29, 2002. Without limiting the generality of the foregoing, SEI shall circulate draft documentation concerning a Transaction or a License Sale no later than March 22, 2002, and SEI shall have entered into definitive documentation evidencing a Transaction or a License Sale on or before March 27, 2002. SEI shall promptly provide to CNB copies of all offers, correspondence or other information received by SEI or its advisors in connection with any discussions respecting a Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business. SEI shall promptly identify each and every party expressing interest in a Transaction, License Sale or any other purchase of assets of SEI outside the ordinary course of SEI's business and disclose to CNB the terms of any proposal, formal or informal, written or unwritten, respecting a possible Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business. All information, documentation and other materials provided to CNB pursuant to or in connection with this Agreement and relating to a Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business shall be confidential and shall not be disclosed by CNB to any person or entity, other than (i) any advisor to CNB in connection with such advisor's rendition of services to CNB in respect of SEI's indebtedness to CNB, (ii) under compulsion of legal process, or (iii) in response to legal proceedings initiated by SEI. Any advisor to CNB who receives such confidential information in accordance with the foregoing shall be bound by the obligation and undertaking of CNB to maintain the confidentiality of such information. Any and all documentation evidencing a Transaction, License Sale or sale of assets outside the ordinary course of SEI's business shall be in form and substance satisfactory to CNB. The Transaction Documents and License Sale Documents shall provide for repayment to CNB of the entirety of the Obligations in immediately available funds upon closing of a Transaction or License Sale, respectively, and shall be satisfactory to CNB as to the time, place and manner of such repayment.

            c. Section 4.17 of the Forbearance Agreement is hereby added to read as follows:

     4.17 Promptly upon execution of this Seventh Amendment, SEI shall pay to CNB a restructuring fee of $12,500, which fee shall be fully earned and nonrefundable upon receipt.

     2.     CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS SEVENTH AMENDMENT.

     The effectiveness of this Seventh Amendment is subject to the fulfillment, to the satisfaction of CNB and its counsel, of the following conditions:

            a. The representations and warranties in this Seventh Amendment, the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment and the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment and this Seventh

Amendment shall be true and correct in all material respects on and as of the date hereof, as though made on such date.

     3.     MISCELLANEOUS.

            a. HEADINGS. Section headings in this Seventh Amendment are included herein for convenience of reference only and shall not constitute a part of this Seventh Amendment for any other purpose.

            b. GOVERNING LAW. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            c. COUNTERPARTS. This Seventh Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            d. CONTINUED EFFECTIVENESS. The terms of the Loan Agreement and of each of the other Loan Documents remain unchanged, and all such Loan Documents shall remain in full force and effect and are hereby confirmed and ratified.

            e. NO NOVATION. This Seventh Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan

Documents or, except as expressly provided herein, a waiver by CNB of any of its rights and remedies under the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents at law or in equity.

            f. REAFFIRMATION. SEI hereby reaffirms each and every covenant, condition, obligation, and provision set forth in the Loan Documents.

            g. CONSTRUCTION. SEI acknowledges that it has been represented by its own legal counsel in connection with the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment and this Seventh Amendment, that it has exercised independent judgment with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, and this Seventh Amendment, and that it has not relied on CNB or on their counsel for any advice with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment or this Seventh Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed as of the date set forth above, by the respective duly authorized officers.

                                          SIGNATURE EYEWEAR, INC., a California
                                          Corporation

                                          By:
                                             -----------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                                --------------------------------

                                          CITY NATIONAL BANK, a national banking
                                          association

                                          By:
                                             -----------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                                --------------------------------

                    EIGHTH AMENDMENT TO FORBEARANCE AGREEMENT
                    -----------------------------------------

     This Eighth Amendment to Forbearance Agreement (this "Eighth Amendment") is entered into as of March 26, 2002, by and among Signature Eyewear, Inc. ("SEI") and City National Bank ("CNB").

                                    RECITALS:
                                    ---------

     WHEREAS, SEI and CNB are parties to a certain Forbearance Agreement dated as of December 18, 2000 (the "Forbearance Agreement"); and

     WHEREAS, SEI and CNB are parties to a certain Amendment to Forbearance Agreement dated as of February 28, 2001 (the "Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Second Amendment to Forbearance Agreement dated as of May 1, 2001 (the "Second Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Third Amendment to Forbearance Agreement dated as of June 8, 2001 (the "Third Amendment'); and

     WHEREAS, SEI and CNB are parties to a certain Fourth Amendment to Forbearance Agreement dated as of August 22, 2001 (the "Fourth Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Fifth Amendment to Forbearance Agreement dated as of October 22, 2001 (the "Fifth Amendment"); and

     WHEREAS, SEI and CNB entered into a certain Sixth Amendment to Forbearance Agreement dated as of December 14, 2001 (the "Sixth Amendment"), which amendment is without force or effect by reason of the failure of one or more express conditions precedent to its effectiveness; and

     WHEREAS, SEI and CNB are parties to a certain Superseding Sixth Amendment to Forbearance Agreement dated as of January 28, 2002 (the "Superseding Sixth Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Seventh Amendment to Forbearance Agreement dated as of March 15, 2002 (the "Seventh Amendment"); and

     WHEREAS, SEI has requested that CNB amend certain provisions contained in the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, and the Seventh Amendment; and

     WHEREAS, CNB is willing to so amend the Forbearance Agreement in accordance with the terms and conditions hereof; and

     WHEREAS, all initially capitalized terms used but not defined herein shall have the meanings ascribed to them in the Forbearance Agreement, as amended;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     EIGHTH AMENDMENT TO THE FORBEARANCE AGREEMENT.

            a. The Definition of "Forbearance Termination Date" contained in
Section 1.2 of the Forbearance Agreement, as amended by Section 1(a) of the Amendment, Section 1(a) of the Second Amendment, Section 1(a) of the Third Amendment, Section 1(a) of the Fourth Amendment, Section 1(a) of the Fifth Amendment, Section 1(a) of the Superseding

Sixth Amendment and Section 1(a) of the Seventh Amendment is hereby further amended and restated in its entirety to read as follows:

     "Forbearance Termination Date" means the earlier to occur of (i) the closing of a Transaction; (ii) April 12, 2002, or (iii) the date upon which the Forbearance Default occurs.

            b. Section 4.1 of the Forbearance Agreement, as amended by Section 1(b) of the Amendment, Section 1(b) of the Second Amendment, Section 1(b) of the Third Amendment, Section 1(b) of the Fourth Amendment, Section 1(b) of the Fifth Amendment, Section 1(d) of the Superseding Sixth Amendment and Section 1(b) of the Seventh Amendment is hereby amended and restated in its entirety to read as follows:

     4.1. SEI shall continuously exert its best efforts to close a Transaction or License Sale as promptly as possible, but in no event later than April 12, 2002. Without limiting the generality of the foregoing, SEI shall circulate draft documentation concerning a Transaction or a License Sale no later than April 5, 2002, and SEI shall have entered into definitive documentation evidencing a Transaction or a License Sale on or before April 10, 2002. SEI shall promptly provide to CNB copies of all offers, correspondence or other information received by SEI or its advisors in connection with any discussions respecting a Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business. SEI shall promptly identify each and every party expressing interest in a Transaction, License Sale or any other purchase of assets of SEI outside the ordinary course of SEI's business and disclose to CNB the terms of any proposal, formal or informal, written or unwritten, respecting a possible Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business. All information, documentation and other materials provided to CNB pursuant to or in connection with this Agreement and relating to a Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business shall be confidential and shall not be disclosed by CNB to any person or entity, other than (i) any advisor to CNB in connection with such advisor's rendition of services to CNB in respect of SEI's indebtedness to CNB, (ii) under compulsion of legal process, or (iii) in response to legal proceedings initiated by SEI. Any advisor to CNB who receives such confidential information in accordance with the foregoing shall be bound by the obligation and undertaking of CNB to maintain the confidentiality of such information. Any and all documentation evidencing a Transaction, License Sale or sale of assets outside the ordinary course of SEI's business shall be in form and substance satisfactory to CNB. The Transaction Documents and License Sale Documents shall provide for repayment to CNB of the entirety of the Obligations in immediately available funds upon closing of a Transaction or License Sale, respectively, and shall be satisfactory to CNB as to the time, place and manner of such repayment.

            c. Section 4.8 of the Forbearance Agreement, as amended by Section 1(c) of the Amendment, Section 1(c) of the Second Amendment, Section 1(c) of the Third Amendment, Section 1(c) of the Fourth Amendment, Section 1(c) of the Fifth Amendment and Section 1(e) of the Superceding Sixth Amendment is hereby amended and restated in its entirety to read as follows:

     4.8 From and after entry into this Agreement until a Forbearance Termination Date, all collections, revenues and cash inflows of every kind to SEI shall be applied against the outstanding Revolving Line of Credit each day. Absent a Forbearance Default, CNB will advance the amount permitted under the daily Borrowing Base Certificate such that the outstanding principal amount of the Obligations shall not exceed $5,500,000; provided however, that the inventory advance rate used to calculate the Borrowing Base and the amount permitted to be advanced under the Borrowing Base Certificate shall be 32% from and after March 26, 2002, rather than the inventory advance rate of 35% set forth in Section 1.6.1(b) of the Loan Agreement.

            d. Section 4.17 of the Forbearance Agreement is hereby added to read as follows:

     4.17 Promptly upon execution of this Eighth Amendment, SEI shall pay to CNB a restructuring fee of $12,500, which fee shall be fully earned and nonrefundable upon receipt.

     2. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS EIGHTH AMENDMENT. The effectiveness of this Eighth Amendment is subject to the fulfillment, to the satisfaction of CNB and its counsel, of the following conditions:

            a. The representations and warranties in this Eighth Amendment, the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment and the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment and this Eighth Amendment shall be true and correct in all material respects on and as of the date hereof, as though made on such date.

            b. Promptly, but in no event later than March 28, 2002, SEI shall prepay the Obligations by transfer to CNB of $500,000 in immediately available funds, from the proceeds of the sale of certain of its assets (known as the "USA Optical" line of business) to Kasperek Optical, or otherwise.

            c. Pursuant to Section 4.7 of the Forbearance Agreement, promptly, but in no event later than March 28, 2002, SEI shall pay to CNB the amount of all outstanding invoices due for legal services heretofore invoiced by counsel to CNB.

     3.     MISCELLANEOUS.

            a. HEADINGS. Section headings in this Eighth Amendment are included herein for convenience of reference only and shall not constitute a part of this Eighth Amendment for any other purpose.

            b. GOVERNING LAW. THIS EIGHTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            c. COUNTERPARTS. This Eighth Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            d. CONTINUED EFFECTIVENESS. The terms of the Loan Agreement and of each of the other Loan Documents remain unchanged, and all such Loan Documents shall remain in full force and effect and are hereby confirmed and ratified.

            e. NO NOVATION. This Eighth Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Seventh Amendment, the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents or, except as expressly provided herein, a waiver by CNB of any of its rights and remedies under the Seventh Amendment, the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents at law or in equity.

            f. REAFFIRMATION. SEI hereby reaffirms each and every covenant, condition, obligation, and provision set forth in the Loan Documents.

            g. CONSTRUCTION. SEI acknowledges that it has been represented by its own legal counsel in connection with the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment and this Eighth Amendment, that it has exercised independent judgment with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment and this Eighth Amendment, and that it has not relied on CNB or on their counsel for any advice with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment or this Eighth Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be executed as of the date set forth above, by the respective duly authorized officers.

                                          SIGNATURE EYEWEAR, INC., a California
                                          Corporation

                                          By:
                                             -----------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                                --------------------------------

                                          CITY NATIONAL BANK, a national banking
                                          association

                                          By:
                                             -----------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                                --------------------------------

                    NINTH AMENDMENT TO FORBEARANCE AGREEMENT
                    ----------------------------------------

     This Ninth Amendment to Forbearance Agreement (this "Ninth Amendment") is entered into as of April 12, 2002, by and among Signature Eyewear, Inc. ("SEI") and City National Bank ("CNB").

                                    RECITALS:
                                    ---------

     WHEREAS, SEI and CNB are parties to a certain Forbearance Agreement dated as of December 18, 2000 (the "Forbearance Agreement"); and

     WHEREAS, SEI and CNB are parties to a certain Amendment to Forbearance Agreement dated as of February 28, 2001 (the "Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Second Amendment to Forbearance Agreement dated as of May 1, 2001 (the "Second Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Third Amendment to Forbearance Agreement dated as of June 8, 2001 (the "Third Amendment'); and

     WHEREAS, SEI and CNB are parties to a certain Fourth Amendment to Forbearance Agreement dated as of August 22, 2001 (the "Fourth Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Fifth Amendment to Forbearance Agreement dated as of October 22, 2001 (the "Fifth Amendment"); and

     WHEREAS, SEI and CNB entered into a certain Sixth Amendment to Forbearance Agreement dated as of December 14, 2001 (the "Sixth Amendment"), which amendment is without force or effect by reason of the failure of one or more express conditions precedent to its effectiveness; and

     WHEREAS, SEI and CNB are parties to a certain Superseding Sixth Amendment to Forbearance Agreement dated as of January 28, 2002 (the "Superseding Sixth Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Seventh Amendment to Forbearance Agreement dated as of March 15, 2002 (the "Seventh Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Eighth Amendment to Forbearance Agreement dated as of March 26, 2002 (the "Eighth Amendment"); and

     WHEREAS, SEI has requested that CNB amend certain provisions contained in the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment, and the Eighth Amendment; and

     WHEREAS, CNB is willing to so amend the Forbearance Agreement in accordance with the terms and conditions hereof; and

     WHEREAS, all initially capitalized terms used but not defined herein shall have the meanings ascribed to them in the Forbearance Agreement, as amended;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     NINTH AMENDMENT TO THE FORBEARANCE AGREEMENT.

            a. The Definition of "Forbearance Termination Date" contained in
Section 1.2 of the Forbearance Agreement, as amended by Section 1(a) of the Amendment, Section 1(a) of the Second Amendment, Section 1(a) of the

Third Amendment, Section 1(a) of the Fourth Amendment, Section 1(a) of the Fifth Amendment, Section 1(a) of the Superseding Sixth Amendment, Section 1(a) of the Seventh Amendment and Section 1(a) of the Eighth Amendment is hereby further amended and restated in its entirety to read as follows:

     "Forbearance Termination Date" means the earlier to occur of (i) the closing of a Transaction; (ii) June 3, 2002, or (iii) the date upon which the Forbearance Default occurs.

            b. Section 4.1 of the Forbearance Agreement, as amended by Section 1(b) of the Amendment, Section 1(b) of the Second Amendment, Section 1(b) of the Third Amendment, Section 1(b) of the Fourth Amendment, Section 1(b) of the Fifth Amendment, Section 1(d) of the Superseding Sixth Amendment, Section 1(b) of the Seventh Amendment and Section 1(b) of the Eighth Amendment is hereby amended and restated in its entirety to read as follows:

     4.1. SEI shall continuously exert its best efforts to close a Transaction or License Sale as promptly as possible, but in no event later than June 3, 2002. Without limiting the generality of the foregoing, SEI shall circulate draft documentation concerning a Transaction or a License Sale no later than May 20, 2002, and SEI shall have entered into definitive documentation evidencing a Transaction or a License Sale on or before May 27, 2002. SEI shall promptly provide to CNB copies of all offers, correspondence or other information received by SEI or its advisors in connection with any discussions respecting a Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business. SEI shall promptly identify each and every party expressing interest in a Transaction, License Sale or any other purchase of assets of SEI outside the ordinary course of SEI's business and disclose to CNB the terms of any proposal, formal or informal, written or unwritten, respecting a possible Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business. All information, documentation and other materials provided to CNB pursuant to or in connection with this Agreement and relating to a Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business shall be confidential and shall not be disclosed by CNB to any person or entity, other than (i) any advisor to CNB in connection with such advisor's rendition of services to CNB in respect of SEI's indebtedness to CNB, (ii) under compulsion of legal process, or (iii) in response to legal proceedings initiated by SEI. Any advisor to CNB who receives such confidential information in accordance with the foregoing shall be bound by the obligation and undertaking of CNB to maintain the confidentiality of such information. Any and all documentation evidencing a Transaction, License Sale or sale of assets outside the ordinary course of SEI's business shall be in form and substance satisfactory to CNB. The Transaction Documents and License Sale Documents shall provide for repayment to CNB of the entirety of the Obligations in immediately available funds upon closing of a Transaction or License Sale, respectively, and shall be satisfactory to CNB as to the time, place and manner of such repayment.

            c. Section 4.8 of the Forbearance Agreement, as amended by Section 1(c) of the Amendment, Section 1(c) of the Second Amendment, Section 1(c) of the Third Amendment, Section 1(c) of the Fourth Amendment, Section 1(c) of the Fifth Amendment, Section 1(e) of the Superceding Sixth Amendment and Section 1(c) of the Eighth Amendment is hereby amended and restated in its entirety to read as follows:

     4.8 From and after entry into this Agreement until a Forbearance Termination Date, all collections, revenues and cash inflows of every kind to SEI shall be applied against the outstanding Revolving Line of Credit each day. Absent a Forbearance Default, CNB will advance the amount permitted under the daily Borrowing Base Certificate such that the outstanding principal amount of the Obligations shall not exceed $5,500,000; provided however, that the dollar amounts set forth above shall be reduced by:
(i) $200,000 on April 22, 2002; and (ii) $200,000 on May 5, 2002; and provided further, however, that the inventory advance rate used to calculate the Borrowing Base and the amount permitted to be advanced under the Borrowing Base Certificate shall be 32% from and after April 12, 2002, rather than the inventory advance rate of 35% set forth in Section 1.6.1(b) of the Loan Agreement.

            d. Section 4.17 of the Forbearance Agreement is hereby added to read as follows:

     4.17 Promptly upon execution of this Ninth Amendment, SEI shall pay to CNB a restructuring fee of $42,500, which fee shall be fully earned and nonrefundable upon receipt.

     2. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS NINTH AMENDMENT. The effectiveness of this Ninth Amendment is subject to the fulfillment, to the satisfaction of CNB and its counsel, of the following conditions:

            a. The representations and warranties in this Ninth Amendment, the Eighth Amendment, the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment and the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment, the Eighth Amendment and this Ninth Amendment shall be true and correct in all material respects on and as of the date hereof, as though made on such date.

     3.     MISCELLANEOUS.

            a. HEADINGS. Section headings in this Ninth Amendment are included herein for convenience of reference only and shall not constitute a part of this Ninth Amendment for any other purpose.

            b. GOVERNING LAW. THIS NINTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            c. COUNTERPARTS. This Ninth Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            d. CONTINUED EFFECTIVENESS. The terms of the Loan Agreement and of each of the other Loan Documents remain unchanged, and all such Loan Documents shall remain in full force and effect and are hereby confirmed and ratified.

            e. NO NOVATION. This Ninth Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Eighth Amendment, the Seventh Amendment, the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents or, except as expressly provided herein, a waiver by CNB of any of its rights and remedies under the Eighth Amendment, the

Seventh Amendment, the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents at law or in equity.

            f. REAFFIRMATION. SEI hereby reaffirms each and every covenant, condition, obligation, and provision set forth in the Loan Documents.

            g. CONSTRUCTION. SEI acknowledges that it has been represented by its own legal counsel in connection with the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment, the Eighth Amendment and this Ninth Amendment, that it has exercised independent judgment with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment, the Eighth Amendment and this Ninth Amendment, and that it has not relied on CNB or on their counsel for any advice with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment, the Eighth Amendment and this Ninth Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be executed as of the date set forth above, by the respective duly authorized officers.

                                          SIGNATURE EYEWEAR, INC., a California
                                          Corporation

                                          By:
                                             -----------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                                --------------------------------

                                          CITY NATIONAL BANK, a national banking
                                          association

                                          By:
                                             -----------------------------------
                                          Name
                                               ---------------------------------
                                          Title
                                                --------------------------------

                    TENTH AMENDMENT TO FORBEARANCE AGREEMENT
                    ----------------------------------------

           This Tenth Amendment to Forbearance Agreement (this "Tenth Amendment") is entered into as of May 31, 2002, by and among Signature Eyewear, Inc. ("SEI") and City National Bank ("CNB").

                                    RECITALS:
                                    ---------

           WHEREAS, SEI and CNB are parties to a certain Forbearance Agreement dated as of December 18, 2000 (the "Forbearance Agreement"); and

           WHEREAS, SEI and CNB are parties to a certain Amendment to Forbearance Agreement dated as of February 28, 2001 (the "Amendment"); and

           WHEREAS, SEI and CNB are parties to a certain Second Amendment to Forbearance Agreement dated as of May 1, 2001 (the "Second Amendment"); and

           WHEREAS, SEI and CNB are parties to a certain Third Amendment to Forbearance Agreement dated as of June 8, 2001 (the "Third Amendment'); and

           WHEREAS, SEI and CNB are parties to a certain Fourth Amendment to Forbearance Agreement dated as of August 22, 2001 (the "Fourth Amendment"); and

           WHEREAS, SEI and CNB are parties to a certain Fifth Amendment to Forbearance Agreement dated as of October 22, 2001 (the "Fifth Amendment"); and

           WHEREAS, SEI and CNB entered into a certain Sixth Amendment to Forbearance Agreement dated as of December 14, 2001 (the "Sixth Amendment"), which amendment is without force or effect by reason of the failure of one or more express conditions precedent to its effectiveness; and

           WHEREAS, SEI and CNB are parties to a certain Superseding Sixth Amendment to Forbearance Agreement dated as of January 28, 2002 (the "Superseding Sixth Amendment"); and

           WHEREAS, SEI and CNB are parties to a certain Seventh Amendment to Forbearance Agreement dated as of March 15, 2002 (the "Seventh Amendment"); and

           WHEREAS, SEI and CNB are parties to a certain Eighth Amendment to Forbearance Agreement dated as of March 26, 2002 (the "Eighth Amendment"); and

           WHEREAS, SEI and CNB are parties to a certain Ninth Amendment to Forbearance Agreement dated as of April 12, 2002 (the "Ninth Amendment"); and

           WHEREAS, SEI has requested that CNB amend certain provisions contained in the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment, the Eighth Amendment, and the Ninth Amendment; and

           WHEREAS, CNB is willing to so amend the Forbearance Agreement in accordance with the terms and conditions hereof; and

           WHEREAS, all initially capitalized terms used but not defined herein shall have the meanings ascribed to them in the Forbearance Agreement, as amended;

           NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

           1.        TENTH AMENDMENT TO THE FORBEARANCE AGREEMENT.

                     a. The Definition of "Forbearance Termination Date" contained in Section 1.2 of the Forbearance Agreement, as amended by Section 1(a) of the Amendment, Section 1(a) of the Second Amendment, Section 1(a) of the Third Amendment, Section 1(a) of the Fourth Amendment, Section 1(a) of the Fifth Amendment, Section 1(a) of the Superseding Sixth Amendment, Section 1(a) of the Seventh Amendment, Section 1(a) of the Eighth Amendment and Section 1(a) of the Ninth Amendment is hereby further amended and restated in its entirety to read as follows:

           "Forbearance Termination Date" means the earlier to occur of (i) the closing of a Transaction; (ii) July 8, 2002, or (iii) the date upon which the Forbearance Default occurs.

                     b. Section 4.1 of the Forbearance Agreement, as amended by
Section 1(b) of the Amendment, Section 1(b) of the Second Amendment, Section 1(b) of the Third Amendment, Section 1(b) of the Fourth Amendment, Section 1(b) of the Fifth Amendment, Section 1(d) of the Superseding Sixth Amendment, Section 1(b) of the Seventh Amendment, Section 1(b) of the Eighth Amendment and Section 1(b) of the Ninth Amendment is hereby amended and restated in its entirety to read as follows:

           4.1. SEI shall continuously exert its best efforts to close a Transaction or License Sale as promptly as possible, but in no event later than July 8, 2002. Without limiting the generality of the foregoing, SEI shall circulate draft documentation concerning a Transaction or a License Sale no later than June 15, 2002, and SEI shall have entered into definitive documentation evidencing a Transaction or a License Sale on or before July 1, 2002. SEI shall promptly provide to CNB copies of all offers, correspondence or other information received by SEI or its advisors in connection with any discussions respecting a Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business. SEI shall promptly identify each and every party expressing interest in a Transaction, License Sale or any other purchase of assets of SEI outside the ordinary course of SEI's business and disclose to CNB the terms of any proposal, formal or informal, written or unwritten, respecting a possible Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business. All information, documentation and other materials provided to CNB pursuant to or in connection with this Agreement and relating to a Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business shall be confidential and shall not be disclosed by CNB to any person or entity, other than (i) any advisor to CNB in connection with such advisor's rendition of services to CNB in respect of SEI's indebtedness to CNB, (ii) under compulsion of legal process, or (iii) in response to legal proceedings initiated by SEI. Any advisor to CNB who receives such confidential information in accordance with the foregoing shall be bound by the obligation and undertaking of CNB to maintain the confidentiality of such information. Any and all documentation evidencing a Transaction, License Sale or sale of assets outside the ordinary course of SEI's business shall be in form and substance satisfactory to CNB. The Transaction Documents and License Sale Documents shall provide for repayment to CNB of the entirety of the Obligations in immediately available funds upon closing of a Transaction or License Sale, respectively, and shall be satisfactory to CNB as to the time, place and manner of such repayment.

                     c. Section 4.17 of the Forbearance Agreement is hereby added to read as follows:

           4.17 Promptly upon execution of this Tenth Amendment, SEI shall pay to CNB a restructuring fee of $25,000, which fee shall be fully earned and nonrefundable upon receipt.

           2. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS TENTH AMENDMENT. The effectiveness of this Tenth Amendment is subject to the fulfillment, to the satisfaction of CNB and its counsel, of the following conditions:

                     a. The representations and warranties in this Tenth Amendment, the Ninth Amendment, the Eighth Amendment, the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment and the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and this Tenth Amendment shall be true and correct in all material respects on and as of the date hereof, as though made on such date.

           3. MISCELLANEOUS.

                     a. HEADINGS. Section headings in this Tenth Amendment are included herein for convenience of reference only and shall not constitute a part of this Tenth Amendment for any other purpose.

                     b. GOVERNING LAW. THIS TENTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                     c. COUNTERPARTS. This Tenth Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                     d. CONTINUED EFFECTIVENESS. The terms of the Loan Agreement and of each of the other Loan Documents remain unchanged, and all such Loan Documents shall remain in full force and effect and are hereby confirmed and ratified.

                     e. NO NOVATION. This Tenth Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Ninth Amendment, the Eighth Amendment, the Seventh Amendment, the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents or, except as expressly provided herein, a waiver by CNB of any of its rights and remedies under the Ninth Amendment, the Eighth Amendment, the Seventh Amendment, the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents at law or in equity.

                     f. REAFFIRMATION. SEI hereby reaffirms each and every covenant, condition, obligation, and provision set forth in the Loan Documents.

                     g. CONSTRUCTION. SEI acknowledges that it has been represented by its own legal counsel in connection with the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth

Amendment, the Superseding Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and this Tenth Amendment, that it has exercised independent judgment with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and this Tenth Amendment, and that it has not relied on CNB or on their counsel for any advice with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and this Tenth Amendment.

           IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be executed as of the date set forth above, by the respective duly authorized officers.

                                     SIGNATURE EYEWEAR, INC., a California
                                     Corporation


                                     By:
                                          -------------------------------------
                                          Name
                                          Title
                                               --------------------------------


                                     CITY NATIONAL BANK, a national banking
                                     association


                                     By:
                                          -------------------------------------
                                          Name
                                          Title
                                               --------------------------------

                   ELEVENTH AMENDMENT TO FORBEARANCE AGREEMENT
                   -------------------------------------------

     This Eleventh Amendment to Forbearance Agreement (this "Eleventh Amendment") is entered into as of July 8, 2002, by and among Signature Eyewear, Inc. ("SEI") and City National Bank ("CNB").

                                    RECITALS:
                                    ---------

     WHEREAS, SEI and CNB are parties to a certain Forbearance Agreement dated as of December 18, 2000 (the "Forbearance Agreement"); and

     WHEREAS, SEI and CNB are parties to a certain Amendment to Forbearance Agreement dated as of February 28, 2001 (the "Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Second Amendment to Forbearance Agreement dated as of May 1, 2001 (the "Second Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Third Amendment to Forbearance Agreement dated as of June 8, 2001 (the "Third Amendment'); and

     WHEREAS, SEI and CNB are parties to a certain Fourth Amendment to Forbearance Agreement dated as of August 22, 2001 (the "Fourth Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Fifth Amendment to Forbearance Agreement dated as of October 22, 2001 (the "Fifth Amendment"); and

     WHEREAS, SEI and CNB entered into a certain Sixth Amendment to Forbearance Agreement dated as of December 14, 2001 (the "Sixth Amendment"), which amendment is without force or effect by reason of the failure of one or more express conditions precedent to its effectiveness; and

     WHEREAS, SEI and CNB are parties to a certain Superseding Sixth Amendment to Forbearance Agreement dated as of January 28, 2002 (the
"Superseding Sixth Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Seventh Amendment to Forbearance Agreement dated as of March 15, 2002 (the "Seventh Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Eighth Amendment to Forbearance Agreement dated as of March 26, 2002 (the "Eighth Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Ninth Amendment to Forbearance Agreement dated as of April 12, 2002 (the "Ninth Amendment"); and

     WHEREAS, SEI and CNB are parties to a certain Tenth Amendment to Forbearance Agreement dated as of May 31, 2002 (the "Tenth Amendment"); and

     WHEREAS, SEI has requested that CNB amend certain provisions contained in the Forbearance Agreement as amended by the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, and the Tenth Amendment; and

     WHEREAS, CNB is willing to so amend the Forbearance Agreement in accordance with the terms and conditions hereof; and

     WHEREAS, all initially capitalized terms used but not defined herein shall have the meanings ascribed to them in the Forbearance Agreement, as amended;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     ELEVENTH AMENDMENT TO THE FORBEARANCE AGREEMENT.

            a. The Definition of "Forbearance Termination Date" contained in
Section 1.2 of the Forbearance Agreement, as amended by Section 1(a) of the Amendment, Section 1(a) of the Second Amendment, Section 1(a) of the Third Amendment, Section 1(a) of the Fourth Amendment, Section 1(a) of the Fifth Amendment, Section 1(a) of the Superseding Sixth Amendment, Section 1(a) of the Seventh Amendment, Section 1(a) of the Eighth Amendment, Section 1(a) of the Ninth Amendment and Section 1(a) of the Tenth Amendment is hereby further amended and restated in its entirety to read as follows:

     "Forbearance Termination Date" means the earlier to occur of (i) the closing of a Transaction; (ii) November 8, 2002, or (iii) the date upon which the Forbearance Default occurs.

            b. Section 4.1 of the Forbearance Agreement, as amended by Section 1(b) of the Amendment, Section 1(b) of the Second Amendment, Section 1(b) of the Third Amendment, Section 1(b) of the Fourth Amendment, Section 1(b) of the Fifth Amendment, Section 1(d) of the Superseding Sixth Amendment, Section 1(b) of the Seventh Amendment, Section 1(b) of the Eighth Amendment, Section 1(b) of the Ninth Amendment and Section 1(b) of the Tenth Amendment is hereby amended and restated in its entirety to read as follows:

     4.1. SEI shall continuously exert its best efforts to close a Transaction or License Sale as promptly as possible, but in no event later than November 8, 2002. Without limiting the generality of the foregoing, SEI shall circulate draft documentation concerning a Transaction or a License Sale no later than October 1, 2002, and SEI shall have entered into definitive documentation evidencing a Transaction or a License Sale on or before October 21, 2002. SEI shall promptly provide to CNB copies of all offers, correspondence or other information received by SEI or its advisors in connection with any discussions respecting a Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business. SEI shall promptly identify each and every party expressing interest in a Transaction, License Sale or any other purchase of assets of SEI outside the ordinary course of SEI's business and disclose to CNB the terms of any proposal, formal or informal, written or unwritten, respecting a possible Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business. All information, documentation and other materials provided to CNB pursuant to or in connection with this Agreement and relating to a Transaction, License Sale or any other sale of assets outside the ordinary course of SEI's business shall be confidential and shall not be disclosed by CNB to any person or entity, other than (i) any advisor to CNB in connection with such advisor's rendition of services to CNB in respect of SEI's indebtedness to CNB, (ii) under compulsion of legal process, or (iii) in response to legal proceedings initiated by SEI. Any advisor to CNB who receives such confidential information in accordance with the foregoing shall be bound by the obligation and undertaking of CNB to maintain the confidentiality of such information. Any and all documentation evidencing a Transaction, License Sale or sale of assets outside the ordinary course of SEI's business shall be in form and substance satisfactory to CNB. The Transaction Documents and License Sale Documents shall provide for repayment to CNB of the entirety of the Obligations in immediately available funds upon closing of a Transaction or License Sale, respectively, and shall be satisfactory to CNB as to the time, place and manner of such repayment.

     c. Section 4.8 of the Forbearance Agreement, as amended by Section 1(c) of the Amendment, Section 1(c) of the Second Amendment, Section 1(c) of the Third Amendment, Section 1(c) of the Fourth Amendment, Section 1(c) of the Fifth Amendment, Section 1(e) of the Superceding Sixth Amendment, Section 1(c) of the Eighth Amendment and Section 1 (c) of the Ninth Amendment is hereby amended and restated in its entirety to read as follows:

     4.8 From and after entry into this Agreement until a Forbearance Termination Date, all collections, revenues and cash inflows of every kind to SEI shall be applied against the outstanding Revolving Line of Credit each day. Absent a Forbearance Default, CNB will advance the amount permitted under the daily Borrowing Base Certificate such that the outstanding principal amount of the Obligations shall not exceed $5,100,000; provided however, that the dollar amounts set forth above shall be reduced by: (i) $100,000 on July 15, 2002; (ii) $150,000 on August 15, 2002; (iii) $225,000 on September 15, 2002; and (iv)
$125,000 on October 15, 2002; and provided further, however, that the inventory advance rate used to calculate the Borrowing Base and the amount permitted to be advanced under the Borrowing Base Certificate shall be 32%, rather than the inventory advance rate of 35% set forth in Section 1.6.1(b) of the Loan Agreement.

     d. The provisions of the Fifth through Tenth Amendments adding a Section
4.17 to the Forbearance Agreement shall be deemed to provide for the addition of Sections 4.18 through 4.23 thereof. Section 4.24 of the Forbearance Agreement is hereby added to read as follows:

     4.24 SEI shall pay to CNB a total restructuring fee of $100,000 with respect to the Eleventh Amendment hereto, which fee shall include: (i) a restructuring fee of $50,000 to be made promptly upon execution of the Eleventh Amendment hereto, which fee shall be fully earned and nonrefundable, provided, however, that upon payment in full of the Obligations before September 3, 2002, CNB shall rebate to SEI a portion of such fee equal to $833.33 times the number of calendar days between, but excluding the date of such payment in full, and September 3, 2002; and (ii) a restructuring fee of $50,000 to be made on September 3, 2002, which fee shall be fully earned and nonrefundable, provided, however, that upon payment in full of the Obligations on or before October 15, 2002, CNB shall rebate to SEI a portion of such fee equal to $833.33 times the number of calendar days between, but excluding the date of such payment in full, and November 8, 2002. [If payment in full of the Obligations is not made on or before October 15, 2002, the entire $100,000 restructuring fee shall be deemed fully earned and nonrefundable and not subject to rebate under any circumstances.

     2. INVENTORY AUDIT. Pursuant to Section 4.6 of the Forbearance Agreement, SEI shall cooperate fully with CNB respecting a complete physical audit of all Inventory commencing on or about July 15, 2002. All of SEI's expenses for the inventory audit shall be deemed payable by SEI pursuant to paragraph 4.7 of the Forbearance Agreement.

     3. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS ELEVENTH AMENDMENT. The effectiveness of this Eleventh Amendment is subject to the fulfillment, to the satisfaction of CNB and its counsel, of the following conditions:

     a. The representations and warranties in this Eleventh Amendment, the Tenth Amendment, the Ninth Amendment, the Eighth Amendment, the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment and the Forbearance Agreement as amended by the Amendment, the Second

Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment and this Eleventh Amendment shall be true and correct in all material respects on and as of the date hereof, as though made on such date.

     4.     MISCELLANEOUS.

            a. HEADINGS. Section headings in this Eleventh Amendment are included herein for convenience of reference only and shall not constitute a part of this Eleventh Amendment for any other purpose.

            b. GOVERNING LAW. THIS ELEVENTH AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

            c. COUNTERPARTS. This Eleventh Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

            d. CONTINUED EFFECTIVENESS. The terms of the Loan Agreement and of each of the other Loan Documents remain unchanged, and all such Loan Documents shall remain in full force and effect and are hereby confirmed and ratified.

            e. NO NOVATION. This Eleventh Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Tenth Amendment, the

Ninth Amendment, the Eighth Amendment, the Seventh Amendment, the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents or, except as expressly provided herein, a waiver by CNB of any of its rights and remedies under the Tenth Amendment, the Ninth Amendment, the Eighth Amendment, the Seventh Amendment, the Superseding Sixth Amendment, the Fifth Amendment, the Fourth Amendment, the Third Amendment, the Second Amendment, the Amendment, the Forbearance Agreement, the Loan Agreement or any of the other Loan Documents at law or in equity.

            f. REAFFIRMATION. SEI hereby reaffirms each and every covenant, condition, obligation, and provision set forth in the Loan Documents.

            g. CONSTRUCTION. SEI acknowledges that it has been represented by its own legal counsel in connection with the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment and this Eleventh Amendment, that it has exercised independent judgment with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment and this Eleventh Amendment, and that it has not relied on CNB or on their counsel for any advice with respect to the Loan Documents, the Forbearance Agreement, the Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Superseding Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment and this Eleventh Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be executed as of the date set forth above, by the respective duly authorized officers.

                                          SIGNATURE EYEWEAR, INC., a California
                                          Corporation

                                          By:
                                             -----------------------------------
                                          Name
                                              ----------------------------------
                                          Title
                                               ---------------------------------


                                          CITY NATIONAL BANK, a national banking
                                          association

                                          By:
                                             -----------------------------------
                                          Name
                                              ----------------------------------
                                          Title
                                               ---------------------------------